JNL VARIABLE FUND LLC
                                 1 Corporate Way
                             Lansing, Michigan 48951
                                 (517) 381-5500


October 6, 2006

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, NW
Judiciary Plaza
Washington, DC  20549

Re:      JNL Variable Fund LLC
         File Nos. 333-68105 and 811-09121

Dear Sir/Madam:

The following submission was submitted in error:

         Accession Number: 0001082831-06-000033
         Submission Type:  PRE 14A
         Date of Submission: October 4, 2006

Please disregard accession number 0001082831-06-000033 filed on October 4, 2006.

If you have any questions or concerns, please do not hesitate to contact Susan Rhee at 517-367-4336.

Sincerely yours,

By: /s/ Susan S. Rhee
Susan S. Rhee

Enclosures